This Supplement is filed pursuant to Rule 497(d) with regard to Government Securities Income Fund U.S. Treasury Strategy Trust - 1, Defined Asset Funds.

The text of the supplement to the Prospectus dated September 8, 1995 is as follows:

                 Supplement dated October 26, 1995
            to Prospectus dated September 8, 1995 of
              Government Securities Income Fund
               U.S. Treasury Strategy Trust - 1
                   Defined Asset Funds
            -------------------------------------


          The last two paragraphs under the caption "Distributions and Returns" beginning on page 5 of the Prospectus are replaced by the following:

Estimated Yield to Next Extension Date

          Estimated Yield to Next Extension Date shows the net annual yield to investors from the date of purchase of Units until the Next Extension Date (i.e., the next date on which approximately 20% of the face value of the Portfolio matures). Under accepted bond practice, bonds are customarily offered to investors on a "yield price" basis, which involves computation of yield to maturity, and which takes into account not only the interest payable on the bonds but also the amortization or accretion to a specified date of any premium over or discount from the par
(maturity) value in the bond's purchase price. In calculating Estimated Yield to Next Extension Date, the average yield for the Portfolio is derived by weighting each Security's yield by the market value of the Security (but not by the time remaining to maturity). Once the average Portfolio yield is computed, this figure is then adjusted for estimated expenses and the effect of the applicable sales charges paid by investors. The Estimated Yield to Next Extension Date calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on Units and may, depending on maturities, overstate or understate the impact of sales charges. All of these factors may result in a lower figure.

          Estimated Yield to Next Extension Date will vary with the purchase price of the Units (including sales charges), changes in fund income and expenses and changes in Portfolio composition (including dispositions and Extensions of Securities) and the date of purchase of the Units and therefore can be materially different than any figure quoted. In addition this figure, may not be directly comparable to yield figures used to measure other investments, and since it is based on certain assumptions and variables the actual return received by an investor may be higher or lower.